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                                                                    EXHIBIT 32.1


       CERTIFICATE OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Motorcar Parts of America, Inc. (the "Company") on Form 10-Q for the three months ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Selwyn Joffe, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

      1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Selwyn Joffe
                                            ---------------------------------
                                            Selwyn Joffe
                                            Chief Executive Officer
                                            August 16, 2004


      In connection with the Quarterly Report of Motorcar Parts of America, Inc. (the "Company") on Form 10-Q for the three months ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Charles Yeagley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

      1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Charles Yeagley
                                            ---------------------------------
                                            Charles Yeagley
                                            Chief Financial Officer
                                            August 16, 2004

The foregoing certifications are being furnished to the Securities and Exchange Commission as part of the accompanying report on Form 10-Q. A signed original of each of these statements has been provided to Motorcar Parts of America, Inc. and will be retained by Motorcar Parts of America, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.